SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469

                          Date of Report: April 4, 2005

                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                                                            59-3764931
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                              Identification No.)

1 Jasper  Street, Paterson, New Jersey                                   07522
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(Address of principal executive offices)                            (Zip Code)

                                 (973) 942-7700
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               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

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On March 31, 2005,  the Company  entered into an Asset  Purchase  Agreement with
North Country Environmental Services, Inc. ("NCES"), pursuant to which the Company will acquire substantially all of NCES' assets used in its environmental services business in return for the assumption and pay off by the Company of liabilities totalling $533,000. This acquisition is expected to close during the second quarter of 2005.

Item 9.01 Financial Statements and Exhibits

Exhibits:

10.1 Asset Purchase Agreement between Veridium Corporation and EnviroSafe Corp., together as the Purchaser, and North County Environmental Services, Inc., and NCES Equipment Company, Inc., together as the Seller, dated March 31, 2005.

99.1  Press Release dated April 4, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


VERIDIUM CORPORATION


           /S/   James Green
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By:              JAMES GREEN
                 President and Chief Executive Officer
Date:            April 4, 2005